Exhibit 99.1

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[LOGO]	2006 ANNUAL STOCKHOLDERS’ MEETING

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MWI Company Overview and

Fiscal Year 2005 Review

Jim Cleary

Mary Pat Thompson

Disclaimer/Forward-Looking Statements

This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed in our Annual Report on Form 10-K, may cause results to differ materially from those anticipated in forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Potential investors should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

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MWI Mission Statement

MWI will be the best supplier to the veterinary
profession by delivering superior value,
efficiency and innovation.

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MWI Strategic Objectives

•                  Be #1 or #2 distributor nationally in sales to the veterinary market

•                  Set industry standards for value, efficiency and innovation

•                  Deliver strong financial results and corporate governance

•                  Be the employer of choice in animal health distribution

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MWI Core Values

Customer Service	Integrity	Dedication	Innovation

MWI’s culture focuses on our four core values. With a history of nearly 29 years in veterinary distribution, we believe we have developed a strong culture and business model for the future.

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Our Company

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•                  Leading distributor of animal health products to veterinarians across U.S.

•                  29 years of operating history

•                  14,500+ veterinary clinics nationwide

•                  11,000+ products sourced from 400+ vendors

•                  Strong financial performance

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* The distribution center in Orlando, Florida is expected to open in MWI’s third quarter of fiscal year 2006.

Revenue Mix

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The MWI Edge: Broad Product Portfolio

•                  Over 11,000 products stocked in MWI warehouses

•                  Over 7,000 additional products available by special order

•                  Continually evaluate product portfolio to improve offerings

•                  Key products include:

Pharmaceuticals, Vaccines and Parasiticides	Diagnostics, Capital Equipment and Supplies	Veterinary Pet Food and Nutritional Products

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The MWI Edge:
Premier Sales and Marketing Franchise

Sales Representatives

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•                  Dual coverage approach with frequent contact

•                  Act as business consultants

•                  Continuous training initiatives

•                  Performance driven compensation

•                  Significant industry experience

Direct Marketing

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•                  375,000 pieces of direct marketing material distributed to 18,000 customers

•                  Comprehensive and specialty catalogs, loyalty programs, product / vendor programs, flyers, order stuffers

The MWI Edge:
Innovative Technology Systems

Technology systems closely integrated with customers’ day-to-day operations

E-commerce System	Inventory Management System

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MWI Growth Strategies

	Pursue Strategic Acquisitions		Increase Share of Wallet from Existing Customers

Increase Overall Productivity and Profitability		[GRAPHIC]		Expand Number of Veterinarians Served

	Offer Innovative, Differentiated Solutions to Veterinarians		Expand Agreements with Existing and New Vendors

MWI Headline News in Fiscal Year 2005

•                  Record revenues of $497 million

•                  Plus an additional $103 million of sales of agency products

•                  Merger and integration of Vetpo Distributors, Inc.

•                  New Nampa, Idaho distribution center and pharmacy (30,000 sq. ft)

•                  Record profit sharing for our team members

•                  Growth of value-added services:

•                  Pharmacy fulfillment program

•                  Capital equipment consulting

•                  Sweep™ inventory management system

•                  E-commerce platform

•                  IPO of MWI’s common stock

[GRAPHIC]	MWI Veterinary Supply is now MWIV

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NASDAQ MarketSite Tower
Times Square, New York

What’s in store for Fiscal Year 2006…

•                  Opening a new Denver distribution center (58,000 sq. ft)

•                  Opening a new Orlando distribution center (30,000 sq. ft)

•                  Evaluation of additional new distribution center in Midwest

•                  Expansion of our sales force into new sales territories

•                  Continued focus on value-added services:

•                  Pharmacy fulfillment program

•                  Capital equipment consulting

•                  Sweep™ inventory management system

•                  E-commerce platform

•                  Evaluation of strategic acquisitions

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Financial Overview

Mary Pat Thompson

Strong Growth in Revenues	[LOGO]

Total Revenues

FY 2001 - 2005 CAGR 22.4%

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Strong Growth in Operating Income

Operating Income

FY 2001 - 2005 CAGR 21.3%

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Debt

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Stockholders’ Equity

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[LOGO]	your practice • your success • our goal